EXHIBIT 10.40

SECOND AMENDMENT
THIS SECOND AMENDMENT, dated as of April 28, 2017 (this “Amendment”), amends the Credit Agreement, dated as of March 31, 2015 (as amended by that certain First Amendment, dated as of November 3, 2015, and as further amended by this Amendment, the “Credit Agreement”), among SPIRIT REALTY, L.P., a Delaware limited partnership (the “Borrower”), various financial institutions (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein have the respective meanings ascribed thereto in the Credit Agreement.
WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into the Credit Agreement; and
WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;
NOW, THEREFORE, the parties hereto agree as follows:
Section 1Amendments. On and as of the Effective Date (as defined below):
(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following definition thereto in the appropriate alphabetical order:
“Term Loan Agreement” means, the Term Loan Agreement, dated as of November 3, 2015 by and among the Borrower, Bank of America, N.A., as administrative agent and the various financial institutions party thereto.
(b)The definition of “Eligible Asset” in Section 1.1 of the Credit Agreement is hereby amended by adding “(other than as permitted by Section 10.2)” immediately after the end of clause (e)(ii) therein.
(c)Clause (a) of the definition “Total Asset Value” in Section 1.1 of the Credit Agreement is hereby amended by adding “other than a Permitted Lien (but not any Permitted Lien described in clause (g) of such definition)” immediately after the word “Lien” therein and adding “(except for those permitted under Section 10.2)” immediately after the words “Negative Pledge” therein.
(d)Clause (b) of the definition “Unencumbered Asset Value” in Section 1.1 of the Credit Agreement is hereby amended by adding “other than a Permitted Lien (but not any Permitted Lien described in clause (g) of such definition)” immediately after the word “Lien” therein and adding “(except for those permitted under Section 10.2)” immediately after the words “Negative Pledge” therein.
(e)Clause (d) of the definition “Unencumbered Asset Value” in Section 1.1 of the Credit Agreement is hereby amended by adding “other than a Permitted Lien (but not any Permitted Lien described in clause (g) of such definition)” immediately after the word “Lien” therein and adding “(except for those permitted under Section 10.2)” immediately after the words “Negative Pledge” therein.

(f)The definition of “Unencumbered Pool Asset” in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with the following:
“Unencumbered Pool Asset” means any Property or Hybrid Asset that is (a) owned directly or indirectly by Spirit REIT, the Borrower or a wholly owned Subsidiary of Spirit REIT, (b) not subject to a lien that secures Indebtedness of any person or entity, other than the Permitted Liens (but not Permitted Liens described in clause (g) of such definition) and (c) not subject to any Negative Pledge, except for those permitted under Section 10.2.
(g)Section 10.2 of the Credit Agreement is deleted in its entirety and replaced with the following:
10.2    Negative Pledge.

The Borrower shall not, and shall not permit any other Loan Party or Subsidiary to, (a) create, assume, incur, permit or suffer to exist any Lien on any Unencumbered Pool Asset or any direct or indirect ownership interest of the Borrower or Spirit REIT in any Person owning any Unencumbered Pool Asset, now owned or hereafter acquired, except for Permitted Liens (but not Permitted Liens described in clause (g) of such definition) or (b) permit any Unencumbered Pool Asset or any direct or indirect ownership interest of the Borrower or Spirit REIT in any Person owning an Unencumbered Pool Asset, to be subject to a Negative Pledge, except for any Negative Pledge contained in (i) the Term Loan Agreement (and the provisions thereof) or (ii) any other agreement (or provision thereof) in favor of the holders of Indebtedness that is pari passu with the Obligations on terms no more onerous in any material respect than those set forth in this Agreement. Prior to securitization, the Borrower shall not, and shall not permit any Warehouse Entity to, (a) create, assume, incur, permit or suffer to exist any Lien on any asset of such Warehouse Entity or any direct or indirect ownership interest of the Borrower or Spirit REIT in any Person owning such asset, now owned or hereafter acquired, except for Permitted Liens (but not Permitted Liens described in clause (g) of such definition) or (b) permit any asset of such Warehouse Entity or any direct or indirect ownership interest of the Borrower or Spirit REIT or in any Person owning such asset, to be subject to a Negative Pledge, except for any Negative Pledge contained in (i) the Term Loan Agreement (and the provisions thereof) or (ii) any other agreement (or provision thereof) in favor of the holders of Indebtedness that is pari passu with the Obligations on terms no more onerous in any material respect than those set forth in this Agreement.
Each Lender executing this Agreement waives any Default or Event of Default arising as a result of the Negative Pledge set forth in the Term Loan Agreement with respect to the Unencumbered Pool Assets and any direct or indirect ownership interest of the Borrower or Spirit REIT or in any Person owning the Unencumbered Pool Assets. The waiver set forth in this Section 1 is expressly limited to the terms set forth above and shall not constitute a waiver of any other provision of the Credit Agreement.
Section 2Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment:
(a)each representation and warranty made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, is true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects)

on and as of the date hereof with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement; and
(b)no Default or Event of Default exists.
Section 3Effectiveness. This Amendment shall become effective as of the date first written above (the “Effective Date”) when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Administrative Agent and the Requisite Lenders.
Section 4Miscellaneous.
(a)Continuing Effectiveness, etc. As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to “Credit Agreement” or similar terms shall refer to the Credit Agreement as amended hereby.
(b)General. The provisions of Sections 13.2 (Expenses), 13.5 (Successors and Assigns), Section 13.9 (Indemnification), 13.12 (Governing Law) and 13.13 (Counterparts) of the Credit Agreement are incorporated into this Amendment as if fully set forth herein, mutatis mutandis.
(c)Credit Agreement Unaffected. Each reference to the Credit Agreement or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.
[Signature Pages Follow]

Delivered as of the day and year first above written.
SPIRIT REALTY, L.P.,
a Delaware limited partnership
By:
Name:
Title:

[Signature Page to Second Amendment]
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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender
By:
Name:
Title:

[Signature Page to Second Amendment]

_________________________, as a Lender
By:
Name:
Title:

[Signature Page to Second Amendment]